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Exhibit 32.2

Certification by the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002

        I, Blake Tohana, the Chief Financial Officer of Magna Entertainment Corp. ("MEC"), certify that (i) the Quarterly Report on Form 10-Q of MEC for the quarterly period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of MEC.

Date: August 9, 2006.	/s/ BLAKE TOHANA Blake Tohana, Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Magna Entertainment Corp. and will be retained by Magna Entertainment Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

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Certification by the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002